CNO Overview May 13, 2013 Exhibit 99.1

CNO Financial Group | CNO Overview | May 13, 2013 2

CNO Financial Group | CNO Overview | May 13, 2013 3 Forward-Looking Statements Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward- looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of the date on the cover page of this presentation.

CNO Financial Group | CNO Overview | May 13, 2013 4 Non-GAAP Measures This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group | CNO Overview | May 13, 2013 5 Track record of strong execution Well positioned in the growing and underserved retirement and middle-income market Building core value drivers Well capitalized and generating significant excess capital CNO Fundamentals

CNO Financial Group | CNO Overview | May 13, 2013 6 123% 63% 49% CNO Peer Group S&P Life & Health Insurance Track Record of Execution Total Return Since YE2009* *As of market close on 3/29/13 Reset Business Mix Financial Foundation Return Value To Shareholders Invest in Growth Peers - AFL, AIZ, AMP, GNW, HIG, LNC, MET, PFG, PL, PNX, PRI, PRU, SFG, SYA, TMK, UNM

CNO Financial Group | CNO Overview | May 13, 2013 7 What Differentiates CNO? Focus on serving the needs of our retirement and middle- income target market, a market that is fast growing and underserved Exclusive distribution ‒ Consistent with market focus ‒ We have “pricing” influence ‒ Track record of stable customer base Alignment Distribution Products Culture Service

CNO Financial Group | CNO Overview | May 13, 2013 8 0 20 40 60 80 100 120 140 160 180 200 2010 2020 2030 2040 2050 M il li on s Age 45 - 54 Age 55 - 64 Age 65+ CNO’s Target Market Source: Census Data Population Growth in Our Market The Opportunity Fast Growing, Underserved and Unprepared “Over the past five years, the missed opportunity in the middle market for life insurers has grown significantly… In addition, the rising cost of healthcare, may be an emerging, largely unrecognized need for life insurance planning “– Conning Research 2012 “Middle market consumers comprise approximately 57% of the U.S. population, and many of them are underinsured” – LIMRA 2011 “Middle-market consumers are underinsured… penetration has declined by 14 percentage points since 2004… Simply returning penetration to 2004 levels could raise annual premiums by $20 billion” – McKinsey&Company 2012 “Almost two in three (63%) middle-income Americans age 55 to 75 are unsure if they have saved enough to live comfortably in retirement” - Center for a Secure Retirement 2011 “54% of middle-income Americans do not receive professional retirement guidance of any kind and half (51%) have not been contacted by any type of professional in the last 12 months”– Center for a Secure Retirement 2011 “72% of middle-market consumers want to speak with professionals about at least one financial product or service” – LIMRA 2011

CNO Financial Group | CNO Overview | May 13, 2013 9 Investment in the Business CNO  Investing in marketing, productivity and growth of the agent force  Expanding presence by adding new locations and geographies  Developing and launching new products to meet the needs of our target market  Driving operational efficiencies and enhancing the customer experience  Overall sales growth impacted by low rate environment and pricing discipline ($ millions) New Annualized Premium $366.1 $375.1 $393.4 $395.3 2010 2011 2012 LTM 1Q13

CNO Financial Group | CNO Overview | May 13, 2013 10 $5.2 $(9.1) $3.3 $(2.7) $3.0 $(9.8) $0.6 $(2.6) $3.2 $(5.4) $17.7 $1.9 $10.4 $16.5 $3.6 $59.5 $72.5 $80.6 $77.7 $71.3 $24.7 $33.9 $33.9 $34.6 $29.4 1Q12 2Q12 3Q12 4Q12 1Q13 Corporate CP OCB BLC WN ($ millions) * A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Segment Earnings Trend Segment EBIT Excluding Significant Items* $97.3 $99.8 $125.6  Low new money investment rates  Natural run-off blocks of business  Normalizing LTC benefit ratios  Investment in business model driving growth and efficiencies $129.3 Weighted Average Diluted Shares Outstanding 297.3mm 243.5mm $101.9  Reflects expected seasonality  Net investment income and annuity margins remain strong  Favorable Med supp and supplemental health benefit ratios  Strong corporate investment results  Free cash flow and capital deployment driving increase in EPS Notable Items Headwinds 1Q12 1Q13

CNO Financial Group | CNO Overview | May 13, 2013 11 $294 $347 $423 $449 $161 $203 $294 $244 332% 358% 367% 366% 2010 2011 2012 1Q13 Capital to Holding Company from Insurance Subs Holding Company Liquidity RBC Debt to Cap xAOCI*** 21.9% 18.3% 20.7% 19.5% ($ millions) Capital Strategy Forward Capital Plan  Maintain capital cushion to absorb stress-test conditions ‒ Leverage of 20% ‒ Risk-based capital ratio of 350% ‒ Holdco liquidity & investments of $150mm  Maintain positive ratings profile with goal of achieving investment grade ‒ With recent S&P upgrade, now at BB-/Ba3  Balanced use of free cash flow Key Capital & Liquidity Metrics 1Q2013 deployable capital of ~$100mm * LTM 1Q13 ** Capital to Holding Company includes net dividends as well as fees and interest on surplus debentures *** A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure ** *

CNO Financial Group | CNO Overview | May 13, 2013 12 Interest $8 Holdco Exp & Other $7 Debt Repayment $14 Common Stock Div $4 Tender Offer $126 Capital Generation and Deployment ($ in millions) 1Q13 Sources and Uses Highlights  Generated almost $500mm of capital in 2012  Deployed $159mm in capital during 1Q13; 80% of which related to the tender offer  Funded deployment with free cash flow and $53mm of YE corporate liquidity  $244mm of liquidity remains at corporate; ~$100mm of which is deployable CNO 1Q13 Capital Generation Net Statutory Dividends $81 Fees and Interest $9 Other $16 Corporate Liquidity $53 $122 1Q13 Sources Uses Retained in Subs $32 Fees and Interest $9 Net Statutory Dividends $81 No change to previous guidance on statutory dividends of $250mm - $300mm for 2013

CNO Financial Group | CNO Overview | May 13, 2013 13 Returning Capital to our Shareholders CNO  Since initiating the share buyback program, repurchased equivalent of 80 million shares, leading to a 26%* reduction in weighted average diluted shares outstanding  Cumulative investment of $717mm in stock and convertible repurchases for an effective average price of $8.95 per share  Paid $18.3mm in dividends since initiating dividend program Total Securities Repurchases by Quarter * Calculated using 80 million shares as a percentage of 1Q11 weighted average diluted shares outstanding Common Stock Dividends $ - $ - $ - $ - $ - $4.7 $4.7 $4.5 $4.4 Highlights Weighted Average Diluted Shares Outstanding 307.5mm 243.5mm ($ in millions) $16.2 $39.5 $14.1 $18.9 $39.3 $41.4 $80.7 $342.0 $124.8 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Convertible Repurchases Share Repurchases No change to previous guidance on remaining securities repurchases of $125mm - $175mm for 2013

CNO Financial Group | CNO Overview | May 13, 2013 14  Grow sales, premium, distribution and product portfolio  Drive toward efficiencies in operations and leveraging expertise across the enterprise  Expand ROE through increased earnings and effective use of capital while reducing volatility  Continue to pursue ratings upgrades  Invest $80-$85mm in strategic business initiatives  Accelerate run-on and run-off  Enhance customer experience and operational efficiency  ROE run-rate of 9%  Drive to investment grade  Target dividend payout ratio of 20% CNO: 2013 Initiatives Support 2015 Milestones 2013 Initiatives Additional Potential ROE Catalysts Run-on / Run-off business engineering Recapitalization “The Sequel” Operating effectiveness 2015 Milestones Building shareholder value with strong business fundamentals, solid earnings and powerful cash flow generation

CNO Financial Group | CNO Overview | May 13, 2013 15 Q&A

CNO Financial Group | CNO Overview | May 13, 2013 16 Appendix

CNO Financial Group | CNO Overview | May 13, 2013 17 Loss Recognition & Cash Flow Testing 2012 Statutory Cash Flow Testing 2012 GAAP Loss Recognition Testing  Aggregate testing margins remain strong  Testing margin increased in 2012 ↑ - ASU 2010-26 ↑ - Net growth from new business (+6%) ↓ - Lower interest rates projected (-8%) ↓ - Legal settlements (-2%)  All intangibles are recoverable  Insurance Company margins consistent with prior years  All insurance entities pass Asset Adequacy / Cash Flow Testing under all standard scenarios  Interest rate scenarios re-affirm strong asset liability management  Year-end testing resulted in less than $5 million of additional asset adequacy reserves Line of Business Aggregate Margin Principal Risks to Margin Traditional life and universal life (Bankers) +++ Unusually high mortality Medicare supplement and supplemental health +++ Unusually high morbidity Long-term care Positive but vulnerable Low interest rates; High morbidity; Low policy termination Interest sensitive life (OCB) Positive but vulnerable Low interest rates; Litigation Interest sensitive annuities ++ Decrease in spread; Investment volatility Annuities in payout + Low mortality; Low interest rates CNO

CNO Financial Group | CNO Overview | May 13, 2013 18 • Moderate Stress: 4.75% NMR held flat for 5 years then recovering • Severe Stress: 50 basis point drop in NMR to 4.25% held flat indefinitely • 3Q assumption change: OCB interest sensitive life reserve charge - $28mm (after-tax) • Stress tests impact OCB interest-sensitive life and Bankers LTC reserves • Severe stress - manageable impact to GAAP leverage and 15 to 20 points of RBC impact Severe Stress Test* (After- Tax) GAAP $100 - $125 million Statutory $75 - $100 million “Low-For-Long” Rates – Reserve Sensitivity Moderate Stress Test* (After- Tax) GAAP $20 - $50 million Statutory $20 - $50 million 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 2012 2103 2014 2015 2016 2017 2018 2019 2020 2021 2022 New Money Rate Assumptions 2nd Quarter 2012 Current Moderate Stress Severe Stress 2012 Expanded New Money Rate (NMR) Stress Test * Results represent reserve sensitivity to interest rates and do not reflect other potential assumption changes when establishing future loss reserves.

CNO Financial Group | CNO Overview | May 13, 2013 19 Retirement Security Medicare Annuities Supplemental Health Long-Term Care Life Insurance  Basic products that fit with exclusive distribution and meet the basic insurance needs of the middle market  Attractive and more predictable return characteristics - price to unleveraged IRR target of 12% after–tax  Product mix balances interest rate risk with shorter duration pure mortality and morbidity insurance  Unique long-term care proposition produces a balanced risk profile  Value of New Business (VNB) measures used to govern risk/return dynamics Diversified product mix focused on protection needs Product Level Risk Management

CNO Financial Group | CNO Overview | May 13, 2013 20 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of our website, www.CNOinc.com. Information Related to Certain Non-GAAP Financial Measures

1Q12 Significant Items

CNO

The table below summarizes the financial impact of significant items on our 1Q2012 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended March 31, 2012		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 70.5	$ (11.0) (1)	$ 59.5
Washington National	24.7	-	24.7
Colonial Penn	(9.8)	-	(9.8)
Other CNO Business	(2.3)	20.0 (2)	17.7
EBIT from business segments	83.1	9.0	92.1
Corporate Operations, excluding corporate interest expense	(1.8)	7.0 (3)	5.2
EBIT	81.3	16.0	97.3
Corporate interest expense	(17.5)	-	(17.5)
Operating earnings before tax	63.8	16.0	79.8
Tax expense on operating income	23.2	5.8	29.0
Net operating income *	$ 40.6	$ 10.2	$ 50.8

(1) Pre-tax earnings in the Bankers Life segment included earnings of $21.0 million from favorable reserve developments in the Medicare supplement and long-term care blocks; and a $10.0 million charge related to a settlement with state securities regulators.

(2) Pre-tax earnings in the Other CNO Business segment included a charge of $20.0 million related to a tentative litigation settlement.

(3) Pre-tax earnings in the Corporate segment included charges of $7.0 million related to the relocation of Bankers Life's primary office.

CNO Financial Group | CNO Overview | May 13, 2013

* A non-GAAP measure. See page 26 for a reconciliation to the corresponding GAAP measure.

21

CNO Financial Group | CNO Overview | May 13, 2013 22 The table below summarizes the financial impact of significant items on our 2Q2012 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions). Net Operating Income: Bankers Life $ 76.1 $ (3.6) (1) $ 72.5 Washington National Colonial Penn Other CNO Business EBIT from business segments Corporate Operations, excluding corporate interest expense EBIT Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 54.2 $ (2.3) $ 51.9 (1) Pre-tax earnings in the Bankers Life segment included earnings of $3.6 million from the PDP business assumed from Coventry due to premium adjustments. 86.8 (3.6) 83.2 32.6 (1.3) 31.3 103.4 (3.6) 99.8 (16.6) - (16.6) 112.5 (3.6) 108.9 (9.1) - (9.1) 0.6 - 0.6 1.9 - 1.9 33.9 - 33.9 Three months ended June 30, 2012 Actual results Significant items Excluding significant items 2Q12 Significant Items CNO * A non-GAAP measure. See page 26 for a reconciliation to the corresponding GAAP measure.

3Q12 Significant Items

CNO

The table below summarizes the financial impact of significant items on our 3Q2012 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended September 30, 2012			
	Actual results	Significant items		Excluding significant items
Net Operating Income:				
Bankers Life	$ 80.6	$ -		$ 80.6
Washington National	33.9	-		33.9
Colonial Penn	(2.6)	-		(2.6)
Other CNO Business	(53.6)	64.0	(1)	10.4
EBIT from business segments	58.3	64.0		122.3
Corporate Operations, excluding corporate interest expense	(6.7)	10.0	(2)	3.3
EBIT	51.6	74.0		125.6
Corporate interest expense	(16.3)	-		(16.3)
Operating earnings before tax	35.3	74.0		109.3
Tax expense on operating income	9.7	29.7		39.4
Net operating income *	$ 25.6	$ 44.3		$ 69.9

(1) Pre-tax earnings in the Other CNO Business segment included a charge of $43.0 million reflecting the impact of decreased projected future investment yield assumptions related to interest-sensitive insurance products and $21.0 million related to a tentative litigation settlement.

(2) Pre-tax earnings in the Corporate segment included charges of $10.0 million related to the impact of lower interest rates on the values of liabilities for agent deferred compensation and former executive retirement annuities.

CNO Financial Group | CNO Overview | May 13, 2013

* A non-GAAP measure. See page 26 for a reconciliation to the corresponding GAAP measure.

23

4Q12 Significant Items

CNO

The table below summarizes the financial impact of significant items on our 4Q2012 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended December 31, 2012		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 73.7	$ 4.0 (1)	$ 77.7
Washington National	34.6	-	34.6
Colonial Penn	3.2	-	3.2
Other CNO Business	5.2	11.3 (2)	16.5
EBIT from business segments	116.7	15.3	132.0
Corporate Operations, excluding corporate interest expense	(2.7)	-	(2.7)
EBIT	114.0	15.3	129.3
Corporate interest expense	(15.8)	-	(15.8)
Operating earnings before tax	98.2	15.3	113.5
Tax expense on operating income	38.2	2.7	40.9
Net operating income *	$ 60.0	$ 12.6	$ 72.6

(1) Pre-tax earnings in the Bankers Life segment included charges of $8.0 million related to litigation expense; and earnings of $4.0 million related to the release of long-term care reserves due to policyholder actions following recent rate increases.

(2) Pre-tax earnings in the Other CNO Business segment included charges of $6.0 million from out-of-period adjustments and a $5.3 million charge for litigation expense in the Company's subsidiary, Conseco Life Insurance Company.

CNO Financial Group | CNO Overview | May 13, 2013

* A non-GAAP measure. See page 26 for a reconciliation to the corresponding GAAP measure.

24

CNO Financial Group | CNO Overview | May 13, 2013 25 The table below summarizes the financial impact of the significant item on our 1Q2013 net operating income. Management believes that identifying the impact of this item enhances the understanding of our operating results (dollars in millions). Net Operating Income: Bankers Life $ 62.1 $ 9.2 (1) $ 71.3 Washington National Colonial Penn Other CNO Business EBIT from business segments Corporate Operations, excluding corporate interest expense EBIT Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 49.7 $ 6.0 $ 55.7 (1) Pre-tax earnings in the Bankers Life segment included charges of $9.2 million related to an out-of-period adjustment related to the long-term care block. 77.6 9.2 86.8 27.9 3.2 31.1 92.7 9.2 101.9 (15.1) - (15.1) 89.7 9.2 98.9 3.0 - 3.0 (5.4) - (5.4) 3.6 - 3.6 29.4 - 29.4 Three months ended March 31, 2013 Actual results Significant items Excluding significant items 1Q13 Significant Items CNO * A non-GAAP measure. See page 26 for a reconciliation to the corresponding GAAP measure.

Quarterly Earnings

CNO

($ millions)

	1Q12	2Q12	3Q12	4Q12	1Q13
Bankers Life	$ 70.5	$ 76.1	$ 80.6	$ 73.7	$ 62.1
Washington National	24.7	33.9	33.9	34.6	29.4
Colonial Penn	(9.8)	0.6	(2.6)	3.2	(5.4)
Other CNO Business	(2.3)	1.9	(53.6)	5.2	3.6
EBIT* from business segments	83.1	112.5	58.3	116.7	89.7
Corporate operations, excluding interest expense	(1.8)	(9.1)	(6.7)	(2.7)	3.0
Total EBIT	81.3	103.4	51.6	114.0	92.7
Corporate interest expense	(17.5)	(16.6)	(16.3)	(15.8)	(15.1)
Income before net realized investment gains, fair value changes in embedded derivative liabilities and taxes	63.8	86.8	35.3	98.2	77.6
Tax expense on period income	23.2	32.6	9.7	38.2	27.9
Net operating income	40.6	54.2	25.6	60.0	49.7
Net realized investment gains	14.1	18.7	4.8	10.8	9.4
Fair value changes in embedded derivative liabilities	4.5	(6.9)	(2.0)	2.6	1.3
Equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests	-	-	-	-	(1.8)
Loss on extinguishment of debt, net of income taxes	(0.1)	(0.3)	(176.4)	(0.7)	(57.2)
Net income (loss) before valuation allowance for deferred tax assets	59.1	65.7	(148.0)	72.7	1.4
Decrease in valuation allowance for deferred tax assets	-	-	143.0	28.5	10.5
Net income (loss)	$ 59.1	$ 65.7	$ (5.0)	$ 101.2	$ 11.9

*Management believes that an analysis of earnings before net realized investment gains (losses), fair value changes in embedded derivative liabilities, equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, corporate interest expense, loss on extinguishment of debt and taxes ("EBIT," a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; (2) loss on extinguishment of debt; (3) net realized investment gains (losses); (4) equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests; and (5) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities that are unrelated to the company's underlying fundamentals. The table above provides a reconciliation of EBIT to net income.

CNO Financial Group | CNO Overview | May 13, 2013

26

CNO Financial Group | CNO Overview | May 13, 2013 27 Information Related to Certain Non-GAAP Financial Measures 4Q10 4Q11 4Q12 1Q13 Corporate notes payable 998.5$ 857.9$ 1,004.2$ 934.2$ Total shareholders' equity 3,811.6 4,613.8 5,049.3 5,028.6 Total capital 4,810.1$ 5,471.7$ 6,053.5$ 5,962.8$ Corporate debt to capital 20.8% 15.7% 16.6% 15.7% Corporate notes payable 998.5$ 857.9$ 1,004.2$ 934.2$ Total shareholders' equity 3,811.6 4,613.8 5,049.3 5,028.6 Less accumulated other comprehensive income (252.7) (781.6) (1,197.4) (1,170.7) Total capital 4,557.4$ 4,690.1$ 4,856.1$ 4,792.1$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 21.9% 18.3% 20.7% 19.5% Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows ($ in millions):